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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0032		See Block 16C	N/A
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐  is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A.    The purpose of this modification is for the Government and the Contractor to bilaterally modify the Statement of Work (dated 11 September 2015) requirements for Option 2/CLIN 0003 ONLY under the contract for the purposes of incorporating the following within scope changes to Option 2/CLIN 0003 ONLY under the contract:
1. Under Statement of Work Paragraph 4.6 CMC, Paragraph 4.6.1 is hereby deleted and replaced with the following:
4.6.1 […***…] in order to generate […***…]
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MICHAEL ROGERS, CDO			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Michael Rogers (Signature of person authorized to sign)		5/5/2016	/s/ Ethan J. Mueller (Signature of Contracting Officer)		5/5/2016
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0032				PAGE OF
					2	3
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[…***…] stability data for registration and clinical trial supplies.
2. Under Statement of Work Paragraph 4.6 CMC, the following Paragraph 4.6.2 below is hereby deleted:
4.6.2 […***…]. Validation of the process to demonstrate the […***…] of a […***…] of acceptable quality will be performed.
These within scope changes are now needed based on the fact that […***…] that are contained in the deleted SOW Paragraph 4.6.2 above under Option 2/CLIN 0003 ONLY under the contract are no longer needed and are no longer in the overall development plan under Option 2/CLIN 0003 ONLY of the contract and that ONLY […***…] and efforts that are contained in revised SOW Paragraph 4.6.1 above under Option 2/CLIN 0003 ONLY under the contract are now in the overall development plan under Option 2/CLIN 0003 ONLY of the contract and these changes are needed for the full completion of Option 2/CLIN 0003 of the contract.

The efforts within Option 2/CLIN 0003 that involve clinical human trials/studies and non-clinical animal studies cannot be performed until the receipt and approval of all required Protocols by BARDA inclusive of all IRB, OHRP approvals and any required Ethics Approvals for any clinical trials/studies and any required approved OLAW Assurances and IIA approvals from OLAW for any non clinical animal studies.

3. The incorporation of the above Statement of Work (SOW) changes result in no changes to the contract WBS Milestones/Deliverables and Technical Deliverables and Contract Milestones and Go/No Go Decision Gates dated 11 September 2015 under Article F.2. Deliverables.

4. The period of performance for Option 2/CLIN 0003 of Contract Number HHSO100201100013C ONLY is hereby changed from 1 September 2014 through 30 June 2016 to 1 September 2014 through 15 September 2016, at no additional cost to the Government. The total amount and scope of Option 2/CLIN 0003 of Contract Number HHSO100201100013C remains unchanged.

5. The period of performance of CLIN 0004 from 11 September 2015 through 31 October 2016 hereby remains unchanged. In addition, the total amount and scope of CLIN 0004 also remains unchanged.

6. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option 1/CLIN 0002 period of performance were completed as of 30 April 2015.

Continued ...

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0032				PAGE OF
					3	3
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	B. This is a no cost bilateral modification. All other terms and conditions of contract number HHSO100201100013C remain unchanged. Period of Performance: 02/16/2011 to 10/31/2016
NSN 7540-01-152-8067                                              OPTIONAL FORM 336 (4-86)
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